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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 15, 2007


                                 SOLUTIA INC.
                                 ------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   DELAWARE
                                   --------
                           (STATE OF INCORPORATION)


                           001-13255                                        43-1781797
                           ---------                                        ----------
                   (COMMISSION FILE NUMBER)                      (IRS EMPLOYER IDENTIFICATION NO.)

575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI             63166-6760
---------------------------------------------------------------             ----------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)



                                (314) 674-1000
                                --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01. REGULATION FD DISCLOSURE

         On December 17, 2003, Solutia, Inc. ("Solutia") and its fourteen U.S. subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Debtors' chapter 11 cases were consolidated for the purpose of joint administration and were assigned the lead case number 03-17949 (PCB).

         On October 15, 2007, the Debtors filed with the Bankruptcy Court: (a) the Debtors' Fifth Amended Joint Plan of Reorganization pursuant to Chapter 11 of the Bankruptcy Code (the "Plan") and (b) the Debtors' Fifth Amended Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code (the "Disclosure Statement"). Copies of the Plan and Disclosure Statement, as filed with the Bankruptcy Court, are furnished as Exhibits 99.1 and 99.2 hereto, respectively.

         Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the Disclosure Statement. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective only if it receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits

Exhibit Number        Description
--------------        -----------

99.1                  Debtors' Fifth Amended Disclosure Statement Pursuant to
                      Section 115 of the Bankruptcy Code including the following exhibits:

                      Exhibit A     Debtors' Fifth Amended Joint Plan of
                                    Reorganization Pursuant to Chapter 11 of
                                    the Bankruptcy Code (Incorporated by
                                    reference to Exhibit 99.2 herein)
                      Exhibit B     Disclosure Statement Order
                      Exhibit C     Reorganized Debtors' Projections
                      Exhibit D     Reorganized Debtors' Valuation Analysis
                      Exhibit E     Liquidation Analysis
                      Exhibit F     Reconciliation of EBITDAR to GAAP Net Income
                      Exhibit G     Valuation Summary (Incorporated by
                                    reference to Exhibit 99.2 of Solutia Inc.'s
                                    Form 8-K, dated April 27, 2007)
                      Exhibit H     Certain Litigation Involving Monsanto
                                    and/or Pharmacia

99.2 Debtors' Fifth Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code including the following exhibits:

                      Exhibit A     Monsanto Settlement Agreement
                      Exhibit B     First Amended and Restated Retiree
                                    Settlement Agreement
                      Exhibit K     Plan Support Agreement
                      Exhibit P     Commitment Agreement




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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    SOLUTIA INC.
                                    ------------
                                    (Registrant)

                                    /s/ Rosemary L. Klein
                                    ---------------------
                                    Senior Vice President, General Counsel and
                                    Secretary


DATE: October 19, 2007


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                                EXHIBIT INDEX

EXHIBIT NUMBER        DESCRIPTION OF EXHIBIT
--------------        ----------------------

99.1                  Debtors' Fifth Amended Disclosure Statement Pursuant to
                      Section 115 of the Bankruptcy Code including the following exhibits:

                      Exhibit A     Debtors' Fifth Amended Joint Plan of
                                    Reorganization Pursuant to Chapter 11 of
                                    the Bankruptcy Code (Incorporated by
                                    reference to Exhibit 99.2 herein)
                      Exhibit B     Disclosure Statement Order
                      Exhibit C     Reorganized Debtors' Projections
                      Exhibit D     Reorganized Debtors' Valuation Analysis
                      Exhibit E     Liquidation Analysis
                      Exhibit F     Reconciliation of EBITDAR to GAAP Net Income
                      Exhibit G     Valuation Summary (Incorporated by
                                    reference to Exhibit 99.2 of Solutia Inc.'s
                                    Form 8-K, dated April 27, 2007)
                      Exhibit H     Certain Litigation Involving Monsanto
                                    and/or Pharmacia

99.2 Debtors' Fifth Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code including the following exhibits:

                      Exhibit A     Monsanto Settlement Agreement
                      Exhibit B     First Amended and Restated Retiree
                                    Settlement Agreement
                      Exhibit K     Plan Support Agreement
                      Exhibit P     Commitment Agreement